UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                           0-22624               05-0473908
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(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                  19061
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------


                                 Not applicable
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          (Former name or former address if changed since last report)




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SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On July 11, 2005, Foamex International Inc. issued a press release commenting on the current market environment and its financial outlook.


SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release, dated July 11, 2005, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2005

                                      FOAMEX INTERNATIONAL INC.


                                      By:      /s/ K. Douglas Ralph
                                               ---------------------------------
                                      Name:    K. Douglas Ralph
                                      Title:   Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release, dated July 11, 2005, issued by Foamex International Inc.